Interest in Other Entities (Details) - Schedule of changes in carrying amount of equity-accounted investments $ in Thousands	9 Months Ended
Dec. 31, 2020 USD ($)
Schedule of changes in carrying amount of equity-accounted investments [Abstract]
Beginning of the period	$ 137
Additions	1,464
Amortization of excess purchase price of an associate	(546)
Profit for the period – through share of other comprehensive income of associates accounted for using the equity method	38
End of the period	$ 1,093